Encore Capital Group Investor Presentation March 2007 Leveraging Intellectual Capital

Encore Capital Group
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  The words
“believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform
Act.  These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the Company's reports filed with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.
FORWARD-LOOKING STATEMENTS

2 Encore Capital Group What We Saw Coming How We Responded 2006 Financial Results Were Impacted Looking Ahead

Encore Capital Group
2006 WAS THE 3RD CONSECUTIVE YEAR OF PORTFOLIO PRICING INCREASES
7.00%
7.50%
8.00%
8.50%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
Q1 06 Q2 06 Q3 06 Q4 06
5.25%
9.75%
12.50%
13.00%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
2004 2005 2006 2007
More than
doubled over the
past 3 years
Large national bank’s core product
(% on a dollar of face)
21% increase
from the
beginning of 2006
Top 10 issuer of fresh charge-off
forward flow
(% on a dollar of face)

Encore Capital Group
WHICH WAS DRIVEN BY NEW ENTRANTS INTO THE BUSINESS AND THE
DROP IN SUPPLY FROM CREDIT CARD ORIGINATORS
5.88%
5.83%
5.53%
5.39%
6.85%
6.79%
7.25%
5.68%
5.88%
5.73%
5.91%
6.22%
3.21%
3.36%
3.46%
3.86%
3.83%
3.68%
4.15%
4.07%
3.96%
4.08%
4.34%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
Jan. Feb. Mar. Apr. May Jun. July Aug. Sept. Oct. Nov. Dec.
Charge-off rate from Moody’s credit card indices*
(%, 2005 versus 2006)
2005
2006
*The indices track approximately $400 billion of U.S. bank credit card loans backing securities rated by Moody's
Source: Moody’s Investors Service

Encore Capital Group
THE INCREASE IN PRICING HAS REDUCED OUR COLLECTION
MULTIPLES AND THE RELATED IRR’S
0.2
0.4
0.5
0.6
0.9
1.5
1.9
0.3
1.0
1.7
3.1
4.2
4.5
4.2
2000 2001 2002 2003 2004 2005 2006
Estimated remaining multiple
Multiple to date
Source: Derived from Encore Capital Group 2006 Form 10-K
Purchase multiple by year of purchase

6 Encore Capital Group What We Saw Coming How We Responded 2006 Financial Results Looking Ahead

Encore Capital Group
WE RECOGNIZED THIS TREND IN EARLY 2005 AND PROACTIVELY
DEVELOPED A PLAN TO ADDRESS IT BY:
• Identifying large, negotiated portfolio purchase
opportunities where pricing is more rational
• Developing new collection strategies designed to improve
liquidation and reduce cost per dollar collected
–
New strategies enabled IRR targets to be achieved
despite higher pricing for portfolio
• Diversifying into other areas of the distressed consumer
debt management business
• Expanding capability to purchase and collect upon
alternative asset classes

Encore Capital Group
WE ADDRESSED OUR 2005 SUPPLY NEEDS WITH THE LARGE, NEGOTIATED
TRANSACTION WITH JEFFERSON CAPITAL
$0
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
Jefferson Capital bulk purchase - actual collections versus original projections
Actual cash
collections
Original
projections

Encore Capital Group
OUR MULTI-CHANNEL COLLECTION STRATEGY HAS BEEN THE CATALYST
Proprietary
account allocation
software
Legal outsourcing
collections
Third-party agency
outsourcing
Call center
collections
Mail collections
Account sales to
third-parties
Continuous feedback
Monitor/no current
work effort
Portfolio
valuation
Core competency:
Consumer level analytics on distressed consumer debt
Encore’s proprietary account routing system
Consumer
analysis

Encore Capital Group
$-
$1,000,000
$2,000,000
$3,000,000
$4,000,000
$5,000,000
$6,000,000
$7,000,000
$8,000,000
$9,000,000
Jun-
05
Jul-
05
Aug-
05
Sep-
05
Oct-
05
Nov-
05
Dec-
05
Jan-
06
Feb-
06
Mar-
06
Apr-
06
May-
06
Jun-
06
Jul-
06
Aug-
06
Sep-
06
Oct-
06
Nov-
06
Dec-
06
THIS DIVERSE APPROACH HAS ALLOWED US TO MAINTAIN CONSISTENT
COLLECTIONS ON THE JEFFERSON CAPITAL BULK PURCHASE
Jefferson Capital bulk purchase - actual monthly collections
Total monthly collections
Monthly legal collections

Encore Capital Group
WHILE THE CHALLENGES TO GROW PURCHASE VOLUMES HAVE
PROVEN TO BE SIGNIFICANT, WE STARTED TO SEE MOMENTUM
BUILDING IN LATE 2006
$10.8
$10.2
$12.1
$14.0
$16.3
$11.1
$20.2
$49.6
Q1 2006 Q2 2006 Q3 2006 Q4 2006
Auction and negotiated deals
Forward flows
Quarterly deal flow
($ millions)

Encore Capital Group
IN 2006, WE DIVERSIFIED OUR PURCHASING TO OTHER ASSET CLASSES
Purchase price by asset class
2005 2006
Consumer loan
and others
Telecom
Healthcare
Auto deficiencies
90%
Auto: 2%
16%
20%
1%
17%
$144 M
Healthcare: 2%
Telecom: 5%
46%
Credit card
$196 M
Other: 1%

Encore Capital Group
SOME OF WHICH ARE CONCENTRATED IN AREAS WITH A HIGH COST OF
SERVICING
Approximate cost to collect in US call centers by balance
Cost per Dollar Collected (includes variable and fixed costs)
25.0%
30.0%
40.0%
50.0%
60.0%
80.0%
>$4,000
$2,500-3,999
$1,500-2,499
$1,000-1,499
$500-999
<$500

Encore Capital Group
$0.05
$4.1
$0.0
$2.0
$4.0
$6.0
2005 2006
WE PREPARED FOR THIS BY BUILDING A CALL CENTER IN INDIA…
142
33
46
182
0
50
100
150
200
2005 2006
Headcount growth Collection growth
Productive
headcount
Total headcount
Year-end headcount
($ millions)

Encore Capital Group
…WHICH HAS A LOWER COST STRUCTURE
2006 hourly wage rate by site
Base Pay per Hour
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Phoenix San Diego St. Cloud India
Lowest Pay Grade
Highest Pay Grade

Encore Capital Group
THIS INVESTMENT MAKES US VERY COMPETITIVE ON LOWER BALANCE
PORTFOLIOS
RECENT TELECOM EXAMPLE
Enhancement
- Collections
Bal>250
Bal<250
283M
(68% total)
135M
(32% total)
21M
(84% total)
4M
(16% total)
21M
(51% total)
20M
(49% total)
400%
0%
- Multiple
Total
Total
(market price:
3.5% over face)
6.0% 9.8%
1.71 2.80
Pre India Post India
- Liquidation
Face value
418M 25M 41M Total 64%
64%
64%
Balance band

Encore Capital Group
WE ALSO DIVERSIFIED INTO DISTRESSED CONSUMER DEBT
BANKRUPTCY SERVICES THROUGH THE ASCENSION ACQUISITION
• August 2005
• Strong platform to enter large consumer bankruptcy processing outsourcing market with significant entry barriers and high switching costs
• Cross-selling opportunity with core business
• Automated legal processing platform leveraged in collection litigation
Timing
• Location: Arlington, Texas
• Number of employees: 160*
• Business scope:
- Core: Secured consumer bankruptcy account servicing, mainly auto
- Others: Secured auto bankruptcy accounts purchasing**,
Bankruptcy software licensing
•
Major clients:
- Large national auto lenders and local banks
- Two new clients added since acquisition
Ascension
business
overview
Synergies
and
capabilities
targeted
* As of December 31, 2006     ** Last purchase made in 2001

Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06

Encore Capital Group
UNFORTUNATELY, AS A RESULT OF BK REFORM, BANKRUPTCIES WERE AT
AN ALL TIME LOW IN 2006
U.S. Chapter 7 bankruptcy filings
0
100,000
200,000
300,000
400,000
500,000
600,000
U.S. Chapter 7 bankruptcy filings
Sources: U.S. Courts
Volume increase
due to BK reform
For the first 8 months of 2006
Chapter 7 bankruptcies were
at their lowest levels since
1987

Encore Capital Group
AS A RESULT, ASCENSION HAS NOT MET OUR EXPECTATIONS, BUT IT IS
CURRENTLY POISED TO TAKE ADVANTAGE OF INCREASED BANKRUPTCY
FILINGS
• Hired two new sales executives
• Client prospects now include top 100 Banks and top 50 Credit Unions
• Ascension Capital and Encore are teaming on events and sales calls
Sales & Marketing
Pricing
Improved Contracts
Cost Containment
• Revised pricing methodologies to achieve a 20% margin
• Renegotiated long-term contracts with key clients
• India pilot program to begin April 1, 2007
• Re-engineered workflow processes: 50% of the improvement in accounts/FTE realized in 2006 and another 50% expected in 2007

Capability to pay
Does the debtor have the ability?

Encore Capital Group
MOST IMPORTANTLY, WE CONTINUED TO LEARN ABOUT OUR
CONSUMERS
Willingness to pay
Is the debtor willing to resolve the debt on fair terms?
H
H
L
L
• Minimal discount offered
• Pursue legal strategy if court cost is
justified and accounts are in statute
• Minimal discount offered
• Mail, call, legal if necessary
• Minimal to no effort
• Accept smaller payments and longer payment
plans
• Mail, call
• Push to legal if the risk
adjusted returns justify
the costs and accounts
are in statute
• Use discounts, payment plans and friendly talk-off
to cultivate liquidation

Encore Capital Group
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11
WHICH LED TO OUR NEW LEGAL INITIATIVE
Blended performance
Blended expectation
Cumulative liquidation for specific type of “unwilling consumers”
Historical “unwilling consumers” accounts performance

Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12

Encore Capital Group
-4
-2
0
2
4
6
8
10
THIS WILL HAVE A SIGNIFICANT POSITIVE CASH IMPACT IN THE LONG RUN
Incremental collections over previous program
Incremental cash flows impacts of 2007 legal initiative
($Million)
Total 2007 placements
expected to yield almost
$80 million in incremental
collections over the life of
the accounts
LEGAL INITIATIVE EXAMPLE
Incremental net cash flows
Incremental cash outflows

Encore Capital Group
HOWEVER, DETERMINING THE TIMING OF THE REVENUE IMPACT FOR
2007 PLACEMENTS IS CHALLENGING AND, IS DEPENDENT ON SEVERAL
FACTORS
Factors that impact the
revenue recognition
Remaining book value
of accounts
•
Age of accounts on book from the original pools
•
Prior collections on the specific pool groups before
the application of legal initiative
•
Original purchase price for the pools
IRR used to
recognize revenue
•
Expected collections from original pool groups as a
whole
•
The actual collections from the legal initiative can
vary by 1) time left in statute 2) balance 3) state 4)
credit quality and 5) availability of asset information
of debtors
Operational
challenges
•
Placements are selected based on litigation
eligibility, not by portfolio or pool group
Potential variance

24 Encore Capital Group What We Saw Coming How We Responded 2006 Financial Results Looking Ahead

Encore Capital Group
FOR THE YEAR, OUR TOP LINE RESULTS WERE ABOVE 2005, ALTHOUGH
THIS PERFORMANCE DID NOT DROP TO THE BOTTOM LINE
2005 Actual
2006 Actual
Purchases
Revenue
Collections
EPS, FD
Net Income
Revenue
recognized as
% of
collections
$195.6
$292.2
$221.8
$31.1
$144.3
$337.1
$255.1
$24.0
2006 versus 2005
Performance
($ millions)
% B/(W)
$1.30
$1.03
74%
71%
(26%)
15%
15%
(23%)
(21%)
(4%)

Encore Capital Group
PRIMARILY DUE TO AN INCREASE IN OUR EXPENSE TO COLLECTIONS
RATIO
* Excludes portfolio sales, Ascension expenses, stock option expense, strategic alternatives
Expense/Collections ratio* trend
(%)
40%
45%
50%
55%
60%
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06

Encore Capital Group
$0.8
$1.0
$2.0
$1.5
$1.2
$1.4
$1.7
$2.0
$3.0
$3.6
$3.7
$5.3
Q1
2004
Q2
2004
Q3
2004
Q4
2004
Q1
2005
Q2
2005
Q3
2005
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
WHICH WAS DRIVEN BY UPFRONT COSTS ASSOCIATED WITH THE RAMP UP
IN OUR LEGAL INITIATIVE AND OTHER NON-RECURRING COSTS
Court Cost Expense by Quarter
($ millions)

28 Encore Capital Group 71% 74% 77% 60% 65% 70% 75% 80% 2004 2005 2006 EARNINGS WERE ALSO NEGATIVELY IMPACTED BY OUR DECLINING REVENUE RECOGNITION RATES Revenue recognition rates (%, 2004-2006)

Encore Capital Group
WHICH RESULT FROM THE CONTINUED SHIFT TO NEWER, LOWER
REVENUE RECOGNITION POOLS
For the Year Ended
December 31, 2006
For the Year Ended
December 31, 2005
Revenue to
Collections
Percentage
Revenue Collections
Percentage
of Total
Revenue
Revenue to
Collections
Percentage
Collections
Percentage
of Total
Revenue
Zero Basis Portfolios
100.0% $28,588 $28,588 11.9% 100.0% $32,412 $32,412 15.0%
1999 – 2003 Accrual
Basis Portfolios
77.0% 63,151 82,040 26.4% 82.4% 92,592 112,373 42.9%
2004 – 2005 Accrual
Basis Portfolios
66.2% 121,363 183,392 50.7% 62.1% 90,927 146,326 42.1%
2006 Accrual Basis
Portfolios
61.9% 26,238 42,354 11.0% - - - -
Total
71.2% $239,340 $336,374 100.0% 74.2% $215,931 $291,111 100.0%
Revenue
Source: Encore Capital Group 2006 Form 10-K
($ thousands)

30 Encore Capital Group What We Saw Coming How We Responded 2006 Financial Results Looking Ahead

Encore Capital Group
THERE ARE BROAD MACROECONOMIC FACTORS THAT WILL BE
CATALYSTS FOR OVERALL EXPANSION IN OUR CORE MARKETS
Dynamics for recovery
businesses
•
Strong potential for growth in
the next 2-3 years due to
overall volume increases
•
Significant opportunities for
tapping new growth areas as
market continues to evolve
Significant segment
specific catalytic
factors for bad debt
•
Minimum credit card
payment increase
•
CDHP penetration
•
High interest student
loans
Substantial ripple effects from high risk
mortgage loans accumulated
•
Up to $500 billion in sub prime mortgage
loans will be experiencing payment shock in
the next three years
Increasing number
and types of sellers
•
Healthcare providers
•
Captive auto lenders
•
Mortgage lenders
•
Multinational banks
Source: Literature search, interviews

Encore Capital Group
AS WE LOOK TO 2007, WE ALREADY SEE SEVERAL THINGS MOVING IN OUR
FAVOR
•
Purchasing:  The legal initiative has made us more competitive on “auctioned” deals and we have developed new acquisition and sales strategies
•
Bankruptcies:  Filings are on the rise – which will hopefully lead to increased placements at Ascension
•
Auto deficiency:  Saw the availability of auto paper rise in 2006 and expect it to continue in 2007
•
Telecommunications:  Plans are progressing quickly to add a new low-cost channel to service this asset class

Encore Capital Group
WE ARE CONTINUALLY DEVELOPING NEW OPERATING INITIATIVES,
SOME OF WHICH HAVE ALREADY BEEN IMPLEMENTED, THAT ARE
DRIVING IMPROVEMENTS IN PORTFOLIO LIQUIDATION
Key levers for
IRR
enhancement*
•
Legal initiative
•
Settlement
enhancement
•
Deeper
penetration of low
balance accounts
through India
Collection
enhance-
ments
•
Location
optimization
•
Life cycle channel
optimization
•
Outsourcing
strategies for late
stage accounts
* Since operations are key focus of the discussion, assumes pricing is constant
Initiatives that have
been partially
deployed
Initiatives that will
be deployed in 2007
Cost
reduction
Net collection
curve shape
optimization

Encore Capital Group
2.2
2.4
2.6
2.2
2.5
2004 2005 2006
THE INITIATIVES THAT HAVE BEEN IMPLEMENTED HAVE ALREADY
RESULTED IN AN IMPROVEMENT IN OUR EXPECTED MULTIPLES FROM
RECENT VINTAGES
2004 Purchases
2005 Purchases
Source: Derived from Encore Capital Group Form 10-Ks

Encore Capital Group
WE BELIEVE ENCORE REPRESENTS AN OPPORTUNITY TO CAPITALIZE
ON A STRONG PLATFORM AND FAVORABLE INDUSTRY DYNAMICS TO
ACHIEVE ATTRACTIVE RETURNS
•
Strong cash flow generation
•
Significant growth momentum
•
Encore’s industry leading
business model and position
•
Proprietary
analytics and
technology
•
Strong and
visionary
management
team
•
Scalable and
transferable
operations
Strong industry fundamentals in distressed consumer debt space